SSGA ACTIVE TRUST

Supplement dated June 13, 2019 to the currently effective Statements of Additional Information,

each as may be supplemented from time to time

Effective immediately, the second paragraph of the sub-section entitled “THE DISTRIBUTOR” within the section entitled “INVESTMENT ADVISORY AND OTHER SERVICES” is deleted in its entirety and replaced with the following:

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Charles Schwab & Co., Inc. (“Schwab”), Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), TD Ameritrade, Inc. (“TD Ameritrade”), Morgan Stanley Wealth Management, LLC (“MSWM”), National Financial Services, LLC and Fidelity Brokerage Services, LLC (together, “Fidelity”). Pursuant to these arrangements, Schwab, Pershing, RBC, TD Ameritrade, MSWM and Fidelity have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients. In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may also reimburse expenses or make payments from their own assets to other persons in consideration of services or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP4SSAT061319